EXHIBIT 1

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

CITIGROUP COMMERCIAL MORTGAGE TRUST 2012-GC8

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC8

Underwriting Agreement

Dated as of September 10, 2012

Goldman, Sachs & Co. 200 West Street New York, New York 10282	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Natixis Securities Americas LLC 9 West 57th Street New York, New York 10019	RBS Securities Inc. 600 Washington Blvd. Stamford, CT 06901

Ladies and Gentlemen:

Citigroup Commercial Mortgage Securities Inc., a Delaware corporation (the “Company”), proposes to cause to be issued its Citigroup Commercial Mortgage Trust 2012-GC8, Commercial Mortgage Pass-Through Certificates, Series 2012-GC8 (the “Certificates”), consisting of 16 classes designated as the Class A-1, Class A-2, Class  A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class S and Class R Certificates under a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of September 1, 2012, among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “Special Servicer”), Situs Holdings, LLC, as operating advisor (“Operating Advisor”), Citibank, N.A., as certificate administrator (the “Certificate Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”), and proposes to sell the Class A-1, Class A-2, Class  A-3, Class A-4 and Class A-AB Certificates (collectively, the “Publicly Offered Certificates”) to Goldman, Sachs & Co. (“Goldman”), Natixis Securities Americas LLC (“Natixis”), RBS Securities Inc. (“RBS”) and Citigroup Global Markets Inc. (“Citigroup” and, together with Goldman, Natixis and RBS, the “Underwriters”).  The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) primarily consisting of a segregated pool (the “Mortgage Pool”) of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial and multifamily properties.  The Mortgage Loans will be purchased by the Company from (i) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2012 (the “GSMC Mortgage Loan Purchase Agreement”), between the Company and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2012 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Company and CGMRC, and (iii) Natixis Real Estate Capital LLC (“NREC” and, together with GSMC and CGMRC, the

“Mortgage Loan Sellers”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2012 (together with the GSMC Mortgage Loan Purchase Agreement and the CGMRC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Company and NREC, in each case in exchange for immediately available funds.  This Underwriting Agreement (this “Agreement”) is to confirm the arrangements with respect to your purchase of the Publicly Offered Certificates.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, as in effect on the Closing Date (as defined in Section 4(a) of this Agreement).

At or prior to the time when sales to purchasers of the Publicly Offered Certificates were first made, which was approximately 2:45 p.m. (Eastern Time) on September 10, 2012 (the “Time of Sale”), the Company had prepared or made available the following information (collectively, the “Time of Sale Information”): (i) the Free Writing Prospectus, dated September 4, 2012 (the cover page of which is attached hereto as Annex A) (the “Preliminary Free Writing Prospectus”), (ii) the Structural and Collateral Term Sheet, dated September 4, 2012 (the “Term Sheet”), (iii) any draft(s) of the Pooling and Servicing Agreement furnished or made available to prospective investors in the Publicly Offered Certificates, (iv) the Company’s base prospectus, dated September 4, 2012 (the “Base Prospectus”) and (v) each Free Writing Prospectus, at least the first page of each of which is listed on Annex B hereto.  “Free Writing Prospectus” means a “free-writing prospectus” as defined pursuant to Rule 405 under the Securities Act.  If, subsequent to the date of this Agreement, the Company and the Underwriters (x) determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y) terminate their old purchase contracts and enter into new purchase contracts with investors in the Publicly Offered Certificates, then “Time of Sale Information” will refer to the information, including any information that corrects such material misstatements or omissions, conveyed to purchasers at the time of entry into the first such new purchase contract (“Corrective Information”) and  “Time of Sale” will refer to the time and date on which such new purchase contracts were entered into.

1.           The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)          A registration statement on Form S-3 (Commission File No. 333-166711), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Publicly Offered Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), has been filed with the Securities and Exchange Commission (the “Commission”) and such registration statement, as amended, has become effective.  No stop order suspending the effectiveness of such registration statement is in effect, and no proceedings for such purpose are pending or, to the Company’s knowledge, threatened by the Commission.  Such registration statement, including the exhibits thereto and any information that is contained in the Prospectus (as defined below) and is deemed to be a part of and included in such registration statement, as such registration statement may have been amended or supplemented at the date of the Prospectus, is hereinafter referred to as the “Registration Statement;” the prospectus first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the Securities Act is hereinafter referred to as the “Base Prospectus”; the supplement to the

Base Prospectus relating to the Publicly Offered Certificates in the form first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the Securities Act is hereinafter referred to as the “Prospectus Supplement”; and the Base Prospectus and the Prospectus Supplement, including the diskette delivered therewith, together, are hereinafter referred to as the “Prospectus.”  The conditions to the use of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Securities Act have been satisfied with respect to the Registration Statement.  There is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information.  There has been no notification with respect to the suspension of the qualification for sale of the Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

(b)          As of its effective date or deemed effective date pursuant to Rule 430B under the Securities Act (the “Effective Date”), the Registration Statement did conform in all material respects to the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), where applicable, and the rules and regulations of the Commission under the Securities Act or the Exchange Act, as applicable, and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information (as defined below);

(c)          As of the date of the Prospectus Supplement and as of the Closing Date, the Prospectus will conform in all material respects to the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and such document does not include, and will not include, any untrue statement of a material fact and does not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information;

(d)          The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that the Company makes no representations, warranties or agreements as to (A) the information contained in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by Goldman or Citigroup on behalf of itself or the other Underwriters specifically for use in connection with the preparation of the Time of Sale Information or Prospectus or any revision or amendment thereof or supplement thereto (the “Underwriter Information”), (B) any information contained in or omitted from the portions of the Prospectus for which the Mortgage Loan Sellers are obligated to indemnify the Underwriters pursuant to the Indemnification

Agreements, each dated as of September 10, 2012, among each Mortgage Loan Seller, respectively, the Underwriters and the Company (the “Mortgage Loan Seller Information”), (C) any information contained in or omitted from the portions of the Prospectus for which the Master Servicer is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of September 10, 2012, among the Master Servicer, the Underwriters and the Company (the “Master Servicer Information”), (D) any information contained in or omitted from the portions of the Prospectus for which the Special Servicer is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of September 10, 2012, among the Special Servicer, the Underwriters and the Company (the “Special Servicer Information”), (E) any information contained in or omitted from the portions of the Prospectus for which the Operating Advisor is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of September 10, 2012, among the Operating Advisor, the Underwriters and the Company (the “Operating Advisor Information”), (F) any information contained in or omitted from the portions of the Prospectus for which the Certificate Administrator is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of September 10, 2012, among the Certificate Administrator, the Underwriters and the Company (the “Certificate Administrator Information”), or (G) any information contained in or omitted from the portions of the Prospectus for which the Trustee is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of September 10, 2012, among the Trustee, the Underwriters and the Company (the “Trustee Information”).  The parties acknowledge and agree that the Underwriter Information shall consist solely of the fourth paragraph, the fifth paragraph (but only the second sentence thereof) and the seventh paragraph (but only the first three sentences thereof) of the section of the Prospectus Supplement entitled “Plan of Distribution” and the first sentence of the last paragraph on the cover page of the Prospectus Supplement;

(e)          Since the date as of which information is given in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a change, that would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(f)           The Time of Sale Information, did not, does not, and will not, as of any Time of Sale or as of the Closing Date, as applicable, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information.  The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in the Time of Sale Information.

(g)          Other than the Prospectus, the Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Publicly Offered Certificates other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Time of Sale Information, and (iii) each other written communication of the Company or its agents and representatives approved by the Underwriters either in writing in advance or in any other manner mutually agreed by the Underwriters and the Company (each such communication referred to in clause (ii) and this clause (iii) constituting an “issuer free writing prospectus”, as defined in Rule 433(h) under the Securities Act, being referred to herein as an “Issuer Free Writing Prospectus”).  Each such Issuer Free Writing Prospectus complied or, if used after the date hereof, will comply, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with Section 11 (to the extent required thereby) and did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) any statements or omissions made in reliance upon and in conformity with the Underwriter Information or (ii) any Mortgage Loan Seller Information contained in or omitted from any Issuer Free Writing Prospectus.  The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in any Issuer Free Writing Prospectus.

(h)          The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power and authority (corporate and other, including, without limitation, all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies) to own its properties and to conduct its business as now conducted by it and as described in the Prospectus, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company or its execution and performance of the terms of this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(i)           This Agreement has been duly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy;

(j)           At the Time of Delivery (as defined in Section 4 hereof) the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Company.  At the Time of Delivery, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;

(k)          When the Certificates are issued, executed, authenticated and delivered pursuant to this Agreement and the Pooling and Servicing Agreement, the Certificates will have been duly authorized, executed, authenticated, issued and delivered, fully paid and nonassessable and will be entitled to the benefits of the Pooling and Servicing Agreement; and the Certificates and the Pooling and Servicing Agreement will conform to the descriptions thereof in the Prospectus;

(l)           The issue and sale of the Certificates, the compliance by the Company with all of the provisions of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and the consummation of the transactions herein and therein contemplated, (1) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (2) will not result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any statute, rule or regulation or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, or any of its properties, and (3) except as contemplated by the Pooling and Servicing Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, contract or other instrument referred to in the immediately preceding clause (1). No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company, or any of its properties, is required for the authorization, issue and sale of the Publicly Offered Certificates or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements except such as have been obtained under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and offering of the Publicly Offered Certificates by the Underwriters;

(m)         The statements set forth in the Prospectus under the caption “Description of the Offered Certificates,” insofar as they purport to constitute a summary of the terms of the Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair;

(n)          Other than as set forth or contemplated in the Prospectus or in the Time of Sale Information, there are no legal or governmental actions, proceedings or investigations pending to which the Company is a party or to which the Company or any property of the Company is subject that are required to be described in the Prospectus or Time of Sale Information or that, if determined adversely to the Company, would individually or in the aggregate (i) have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Company, and, to the best of the Company’s knowledge, no such actions, proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, (ii) invalidate this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates, (iii) prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase

Agreement, (iv) materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability against the Company of, this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates or (v) adversely affect the federal income tax attributes of the Certificates described in the Prospectus or the Time of Sale Information;

(o)          The Company will, at the Time of Delivery, own the Mortgage Loans, free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance, and, at the Time of Delivery, the Company will have full power and authority to sell and deliver the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and at the Time of Delivery will have duly authorized such assignment and delivery to the Trustee by all necessary action;

(p)          Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates will have been paid at or prior to the Time of Delivery;

(q)          Neither the Company nor the Trust Fund is, and neither the sale of the Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust Fund to be (i) required to be registered as an “investment company” or (ii) under the control of an “investment company”, in the case of clauses (i) and (ii), as such terms are defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(r)           At the Time of Delivery, the Mortgage Loans will have been duly and validly assigned and delivered by the Company to the Trustee;

(s)           [Reserved];

(t)           There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

(u)           [Reserved];

(v)          Under generally accepted accounting principles and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Publicly Offered Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Publicly Offered Certificates.  The consideration received by the Company upon the sale of the Publicly Offered Certificates to the Underwriters will constitute reasonably equivalent value and fair consideration for the Publicly Offered Certificates.  The Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Publicly Offered Certificates to the Underwriters.  The Company is not selling the Publicly Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company;

(w)         The Company has not relied on the Underwriters for any tax, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority.  The Company acknowledges and agrees that: (i) the terms of this Agreement and the offering (including the price of the Certificates) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and any Underwriter has been or will be created as a result of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (iii) the Underwriters’ obligations to the Company in respect of the offering, and the purchase and sale, of the Offered Certificates are set forth in this Agreement in their entirety; (iv) the Company has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters; and (v) the Company will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company in connection with the transactions contemplated hereby or the process leading thereto;

(x)          The Company is not, and on the date on which the first bona fide offer of the Publicly Offered Certificates is made (within the meaning of Rule 164(h)(2) under the Securities Act) will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(y)         The Company has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (D) of Rule 17g-5 of the Exchange Act (“Rule 17g-5”), and the Company has complied, and will hereafter comply, with each such representation;

(z)          Any information delivered by or on behalf of the Company to any Rating Agency did not, and as of the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information.

2.           Each Underwriter represents and warrants to, and agrees with, the Company, that:

(a)          In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), (x) it has not made and will not make an offer of the Publicly Offered Certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Publicly Offered Certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the relevant implementation date, make an offer of Publicly Offered Certificates to the public in that Relevant Member State at any time pursuant to the following exemptions, if they have been implemented in that Relevant Member State: (A) to any legal entity which is a “qualified investor” as defined in the Prospectus Directive; or (B) in any other circumstances in which no obligation arises for the Company or the Trust to produce a prospectus for such offer, and (y) it has not authorized and will not authorize the making of any offer of the Publicly Offered Certificates through any financial intermediary, other than offers made by it which constitute the final placement of the Publicly Offered Certificates contemplated in the Prospectus Supplement.  For the purposes of this Section 2(a), (1) the expression an “offer of the Publicly Offered Certificates to the public” in relation to any Publicly Offered Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe to the Publicly Offered Certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, (2) the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including by the 2010 PD Amending Directive to the extent implemented in each Relevant Member State) and includes any relevant implementing measure in each Relevant Member State, and (3) the expression “2010 PD Amending Directive” means Directive 2010/73/EU.  “European Economic Area” means Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom.

(b)         In the United Kingdom, it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Publicly Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Trust;

(c)         Each Underwriter has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Publicly Offered Certificates in, from or otherwise involving the United Kingdom.

(d)         Each Underwriter will not offer or sell any Publicly Offered Certificates, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law of Japan and any other applicable laws, regulations and ministerial guidelines of Japan.

(e)         It has not provided, as of the date of this Agreement, and covenants with the Company that it will not provide, on or prior to the Closing Date, to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to determining an initial credit rating for the Certificates (as contemplated by Rule 17g-5(a)(3)(iii)(C)), without the prior consent of the Company.

(f)          It will not provide to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to undertaking credit rating surveillance for the Certificates (as contemplated by Rule 17g-5(a)(iii)(3)(D)), without the prior consent of the Company.

3.           Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price determined in accordance with Schedule II hereto, the principal amount of the Publicly Offered Certificates in accordance with Schedule II hereto.  There will be added to the purchase price of the Publicly Offered Certificates an amount equal to interest accrued thereon pursuant to the terms thereof from September 1, 2012 to but excluding the Closing Date.  Upon the authorization by you of the release of the Publicly Offered Certificates, the several Underwriters propose to offer the Publicly Offered Certificates for sale to the public (which may include selected dealers) upon the terms and conditions set forth in the Prospectus.

4.           (a)  The Publicly Offered Certificates to be purchased by the Underwriters will be represented by one or more definitive global Certificates in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver such Certificates to each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the Company of federal (same day) funds, by causing DTC to credit such Certificates to the respective accounts of the Underwriters at DTC.  The Company will cause the certificates representing such Certificates to be made available to the Underwriters for checking at least twenty-four hours prior to the Time of Delivery at an office designated by the Underwriters (the “Designated Office”).  The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on September 27, 2012, or such other time and date as the Underwriters and the Company may agree upon in writing.  Such time and date are herein called the “Time of Delivery” and such date is herein called the “Closing Date.”

(b)         The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Publicly Offered Certificates and any additional documents requested by the Underwriters pursuant to Section 7(x) hereof, will be delivered at the offices of Kaye Scholer LLP (“KS”) at 425 Park Avenue, New York, NY 10022 (the “Closing Location”), and the Publicly Offered Certificates will be delivered at the Designated Office, all at the Time of Delivery.  A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday,

Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.           The Company agrees with each of the Underwriters:

(a)         If required, to file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act not later than the time specified therein by means reasonably calculated to result in filing with the Commission pursuant to such rule.  The Company will advise the Underwriters promptly of any such filing pursuant to and within the time frames set forth in Rule 424(b).  Subject to Section 11, the Company will cause each Issuer Free Writing Prospectus to be transmitted for filing pursuant to Rule 433 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

(b)         Not to make any amendment or supplement to the Registration Statement or the Prospectus as amended or supplemented prior to the Closing Date, or to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus, without furnishing the Underwriters with a copy of the proposed form thereof and providing the Underwriters with a reasonable opportunity to review the same; and to advise the Underwriters, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of any of the Publicly Offered Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Publicly Offered Certificates or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

(c)         Promptly from time to time to take such action as the Underwriters may reasonably request in order to qualify the Publicly Offered Certificates for offering and sale under the securities laws of such states as the Underwriters may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Certificates; provided, that in connection therewith neither the Trust Fund nor the Company shall be required to qualify to do business, or to file a general consent to service of process in any jurisdiction; and provided, further, that the expense of maintaining any such qualification more than one year from the Closing Date with respect to the Publicly Offered Certificates shall be at the Underwriters’ expense;

(d)         To furnish the Underwriters with copies of the Registration Statement (including exhibits), copies of the Prospectus and each Free Writing Prospectus (as amended or supplemented), and the Pooling and Servicing Agreement, in such quantities as the Underwriters may from time to time reasonably request; and if, before a period of one year shall have elapsed after the Closing Date, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus, as amended or supplemented, to notify each Underwriter and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Underwriter may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission; and at any time one year or more after the Closing Date, upon such Underwriter’s request, but at such Underwriter’s own expense, and if such Underwriter is required by law to deliver a prospectus in connection with sales of any such Certificates, to prepare and deliver to the Underwriter as many copies as such Underwriter may request of an amended or supplemented prospectus complying with the Securities Act;

(e)         To make generally available to holders of the Publicly Offered Certificates as soon as practicable, but in any event no later than eighteen months after the Closing Date, an earnings statement of the Company complying with Rule 158 under the Securities Act and covering a period of at least twelve consecutive months beginning after the Closing Date;

(f)         So long as any of the Publicly Offered Certificates are outstanding, to cause to be furnished to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of Certificates, and to deliver to each Underwriter during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission; (ii) copies of each amendment to any of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; and (iii) such additional information concerning the business and financial condition of the Company or the Trust Fund as each Underwriter may from time to time reasonably request; and

(g)        Not to be or become, or allow the Trust Fund to be or become, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

6.          The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) the Commission’s filing fees with respect to the Publicly Offered Certificates; (ii) the fees, disbursements and expenses of counsel and accountants for the Company in connection with the issuance of the Certificates and the related offering documents and all other expenses in connection with the preparation and printing of all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement, any “blue sky” supplement and any term sheets, computational materials, any Issuer Free Writing Prospectus, the Prospectus and any other document produced in connection with the offering, purchase, sale and delivery of the Publicly Offered Certificates and all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iv) all expenses in connection with the qualification of the Publicly Offered Certificates for offering and sale under state securities laws as provided in Section 5(c) of this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “blue sky” supplement; (v) any fees charged by securities rating services for rating the Certificates; (vi)  the fees and expenses of the Trustee and the Certificate Administrator and of any agent of the Trustee and the Certificate Administrator, as applicable, and the reasonable fees and disbursements of counsel for the Trustee and the Certificate Administrator, as applicable, in connection with the Pooling and Servicing Agreement and the

Publicly Offered Certificates; (vii) the fees and expenses of each of the Operating Advisor, the Master Servicer and Special Servicer and of any agent of the Operating Advisor, the Master Servicer or Special Servicer, as applicable, and the reasonable fees and disbursements of counsel for the Operating Advisor, the Master Servicer or Special Servicer, as applicable, in connection with the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates; (viii) the cost of preparing the Certificates; and (ix)  all other costs and expenses incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 6.  It is understood, however, that, except as provided in this Section 6 and Section 8, Section 10 and Section 11 of this Agreement, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Publicly Offered Certificates by it and any advertising expenses connected with any offers it may make.

7.          The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)         The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, the Indemnification Agreements (referred to in Section 1(d) of this Agreement) and all of the other agreements identified in such agreements shall have been duly entered into by all of the respective parties;

(b)         KS, special counsel to the Company, shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(c)         KS, special counsel to the Company, shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(d)         Counsel to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(e)          [Reserved];

(f)          Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(g)         Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(h)         Counsel for the Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(i)          Counsel for the Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(j)          Counsel for the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(k)         Counsel for the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(l)          Counsel for the Operating Advisor satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated as of the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(m)        Counsel for the Operating Advisor satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(n)         Counsel for the Certificate Administrator satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated as of the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(o)         Counsel for the Certificate Administrator satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(p)         Counsel for the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated as of the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(q)         Counsel for the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(r)          The independent accountants of the Company or other accountants acceptable to the Underwriters shall have furnished to the Underwriters a letter or letters, dated the date of this Agreement, and a letter or letters, dated the Time of Delivery, respectively, containing statements and information of the type customarily included in accountants’ “comfort letters” and “agreed upon procedures letters” with respect to certain financial and statistical information contained in the Preliminary Free Writing Prospectus, the Term Sheet and the Prospectus Supplement, in each case as to such matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

(s)          (i) Neither the Company nor any of its subsidiaries shall have sustained since June 30, 2012, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, and (ii) since the respective dates as of which information is given in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as first amended or supplemented;

(t)          On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(u)         On or after the date of this Agreement, there shall not have occurred any of the following:  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or any material disruption in commercial banking or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(v)         The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery certificates of its officers satisfactory to the Underwriters as to the accuracy in all material respects of its representations and warranties herein at and as of such Time of Delivery, as to the performance of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Underwriters may reasonably request;

(w)        The Underwriters shall have received evidence satisfactory to them that the Publicly Offered Certificates specified on Schedule I hereto are rated in the rating category or categories as indicted in the Time of Sale Information by the rating agency or agencies specified therein;

(x)           the Underwriters shall have received such further opinions, information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel; and

(y)         The Registration Statement shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission and the Prospectus Supplement and each Free Writing Prospectus required to be filed by the Company pursuant to Section 11 shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) or Rule 433 under the Securities Act, as applicable.

8.           (a)  The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities, joint or several (and will reimburse each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any legal fees and other expenses incurred in connection with any suit, action, investigation or proceeding, liability or any claim asserted, as such fees and expenses are incurred), to which such Underwriter, its affiliates, directors and officers and each person, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement when such part became effective, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

(ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Base Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Issuer Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (when read in conjunction with the other Time of Sale Information), in light of the circumstances under which they were made, not misleading, which untrue statement or omission referred to in this clause (iii) was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale and, if such Corrective Information was so delivered, the subject loss, expenses, claim, damage or liability would not have resulted but for the fact that such Underwriter sold Publicly Offered Certificates to the person asserting such loss, expenses, claim, damage or liability without delivering to such person such Corrective Information prior to the Time of Sale; or (iv) any breach of the representation and warranty in Section 1(w) or Section 1(x); provided, however, that, in the case of clauses (i) and (ii) above, the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability is caused by any such untrue statement or omission or alleged untrue statement or omission with respect to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information.

(b)         Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities to which the Company or its affiliates, directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, may become subject, under the Securities Act, the Exchange Act or otherwise, but only insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the Underwriter Information with respect to such Underwriter and (ii) untrue statements or alleged untrue statements of a material fact in any Underwriter Free Writing Prospectus prepared by or on behalf of such Underwriter or omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact required to be stated therein or necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided that no Underwriter shall be obligated to so indemnify and hold harmless the Company to the extent such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission with respect to any Issuer Information, any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor

Information, any Certificate Administrator Information or any Trustee Information, or (B) with respect to information that is also contained in the Time of Sale Information.

(c)         Promptly after receipt by an indemnified party under Section 8(a) or Section (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such Section 8(a) or Section 8(b), as the case may be, except to the extent that such omission to notify materially prejudices the indemnifying party (in which case the indemnifying party will be relieved of its indemnification obligation only to the extent of any loss caused by the indemnified party’s failure to provide notice) and in no event relieves it of liability it may otherwise have to any indemnified party.  Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under Section 8(a) or Section 8(b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation and other than under the circumstances described in clauses (i) through (iii) of the next sentence.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require or contain a statement as to, or an admission of,  fault, culpability or failure to act by or on behalf of the indemnified party, without the consent of the indemnified party.

(d)         If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b) above in respect of any losses, expenses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Publicly Offered Certificates subject to this Agreement.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under Section 8(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Publicly Offered Certificates to the Underwriters (before deducting expenses) received by the Company bear to the total underwriting fees, discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted, and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d).  Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total fees, purchase discounts and commissions received by such Underwriter in connection with the offering of the Publicly Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligation under this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(e)         The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of any Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act.

(f)         The amount paid or payable by an indemnified party as a result of the losses, expenses, claims, damages or other liabilities (or actions in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred at the request of the indemnified party.  In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.

(g)        The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters as set forth in this Agreement shall remain in full force and effect, regardless of any investigations (or any statements as to the results thereof) made in connection with the issuance of Certificates by or on behalf of the Underwriters or any officer or director or controlling person of an Underwriter, or the Company, or any officer, director or controlling person of the Company and shall survive delivery of and payment for the Certificates.  The provisions of Section 6 and the indemnity and contribution agreements in Section 8 of this Agreement shall survive the termination and cancellation of this Agreement.

(h)         Each Underwriter (the “Indemnifying Underwriter”) will indemnify and hold harmless the other Underwriters, each affiliate, officer and director of any such other Underwriter and each person, if any, who controls any such other Underwriter within the meaning of either the Securities Act or the Exchange Act (such indemnified parties, individually and collectively, the “Non-Indemnifying Underwriter”) from and against any and all losses, expenses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying Underwriter becomes subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise insofar as such losses, expenses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission (when read in conjunction with the Time of Sale Information) to state a material fact required to be stated therein or necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading at the Time of Sale, contained in any Underwriter Free Writing Prospectus prepared by such Indemnifying Underwriter or (ii) the failure of such Indemnifying Underwriter, or any member of its selling group, to comply with any provision of Section 11, and agrees to reimburse such Non-Indemnifying Underwriter, as incurred for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except to the extent such losses, claims, damages or liabilities are caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale, or in any Mortgage Loan Seller Information, Master Servicer Information, Special Servicer Information, Operating Advisor Information, Certificate Administrator Information or Trustee Information.  This agreement will be in addition to any liability that any Underwriter may otherwise have.

9.           (a)  If any Underwriter shall default in its obligation to purchase Publicly Offered Certificates which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Certificates on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Certificates, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Certificates on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Certificates, or the Company notifies you that it has so arranged for the purchase of such Certificates, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Certificates.

(b)         If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate principal amount of such Publicly Offered Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Publicly Offered Certificates, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder) of the Publicly Offered Certificates of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)         If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Publicly Offered Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Publicly Offered Certificates, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Publicly Offered Certificates of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.         If this Agreement shall be terminated pursuant to Section 9 of this Agreement, the Company shall not be under any liability to any Underwriter except as provided in Sections 6 and Section 8 of this Agreement; but if for any reason the Certificates are not delivered by or on behalf of the Trustee as provided herein, other than by several Underwriters’ failure to comply with its obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Publicly Offered Certificates, but the Company shall be under no further liability to any Underwriter with respect to such Certificates except as provided in Section 6 and Section 8 of this Agreement.

11.         (a) The Underwriters may prepare and provide to prospective investors Free Writing Prospectuses (as defined below), or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions each Underwriter agrees (provided that no Underwriter shall be responsible for any breach of the following conditions by any other Underwriter)):

 (i)        Unless preceded or accompanied by the Prospectus, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Publicly Offered Certificates, unless such written communication (1) is made in reliance on Rule 134 under the Securities Act, (2) is made in reliance on Rule 172 under the Securities Act, (3) constitutes a prospectus satisfying the requirements of Rule 430B under the Securities Act or (4) constitutes Time of Sale Information or a Free Writing Prospectus that does not constitute Time of Sale Information.  The Underwriters shall not convey or deliver in connection with the initial offering of the Publicly Offered Certificates any materials in reliance on any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act.

 (ii)       Each Underwriter shall deliver to the Company, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Company that allows the Company to satisfy the requirements of Rule 433 under the Securities Act, (a) any Free Writing Prospectus that was prepared by or on behalf of such Underwriter (an “Underwriter Free Writing Prospectus”) and that contains any “issuer information,” as defined in Rule 433(h) under the Securities Act and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”) (which the parties hereto agree includes, without limitation, Mortgage Loan Seller Information), and (b) any Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Publicly Offered Certificates.  Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or such later date as may be agreed to by the Company or (B) the date of first use of such Free Writing Prospectus.

 (iii)     Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 11(a)(ii) will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Publicly Offered Certificates.

 (iv)     Each Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 11(a)(ii) did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading; provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information, Mortgage Loan Seller Information, Master Servicer Information, Special Servicer Information, Operating Advisor Information, Certificate Administrator Information or Trustee Information, which information was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter within a reasonable period of time prior to the Time of Sale.

 (v)       The Company agrees to file with the Commission the following:

(A)           Any Issuer Free Writing Prospectus;

(B)           Any Free Writing Prospectus or portion thereof delivered by any Underwriter to the Company pursuant to Section 11(a)(ii); and

(C)           Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

 (vi)      Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(A)           Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Publicly Offered Certificates shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Publicly Offered Certificates and the date of first use;

(B)           Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the final Prospectus relating to the Publicly Offered Certificates pursuant to Rule 424(b) under the Securities Act and two business days after the first use of such Free Writing Prospectus; and

(C)           Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) shall, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

 (vii)     Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission, or provide to the Company at least 2 Business Days prior to the time such filing is required (and the Company shall file with the Commission), any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 11(a)(ii)) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by it and distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

 (viii)    Notwithstanding the provisions of Section 11(a)(vii), each Underwriter shall file, or cause to be filed, with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

 (ix)      Notwithstanding the provisions of Sections 11(a)(v) (other than Section 11(a)(v)(C)), 11(a)(vii) and 11(a)(viii): (A) neither the Company nor any

Underwriter shall be required to file (1) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, (2) any Free Writing Prospectus or portion thereof that contains a description of the Publicly Offered Certificates or the offering of the Publicly Offered Certificates which does not reflect the final terms thereof or (3) any Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Publicly Offered Certificates; and (B) no Underwriter shall be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a prospectus or Free Writing Prospectus previously filed that relates to the offering of the Publicly Offered Certificates.

(x)        The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by it shall contain the following legend, or substantially equivalent legend that complies with Rule 433 of the Securities Act:

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust, and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(xi)       The Company and each Underwriter agree to retain all Free Writing Prospectus that they have used and that are not required to be filed pursuant to this Section 11 for a period of three years following the initial bona fide offering of the Publicly Offered Certificates.

(xii)      (A)          In the event that the Company becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(B)           In the event that any Underwriter becomes aware that, as of the Time of Sale, any Underwriter Free Writing Prospectus delivered to an investor in any Publicly Offered Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery.

(C)         The Underwriters shall, if requested by the Company:

(1)           if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(2)           either (i) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (ii) deliver the Corrected Free Writing Prospectus to each investor that received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information;

(3)           notify such investor in a prominent fashion that the prior contract of sale with the investor has been terminated, and of the investor’s rights as a result of termination of such agreement;

(4)           provide such investor with an opportunity to affirmatively agree to purchase the Publicly Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(5)           comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of Commission’s Securities Offering Reform Release No. 33-8591.

(D)        In the event that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the Underwriters first permits the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xiii)    Each Underwriter covenants with the Company that after the Prospectus is available such Underwriter shall not distribute any written information concerning the Publicly Offered Certificates to a prospective investor unless such information is preceded or accompanied by the Prospectus.

12.         Termination of the Obligations of the Underwriters.  (a)  Any Underwriter may terminate its obligations under this Agreement by notice to the Company at any time at or prior to the Time of Delivery if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement.

(b)        The obligations of the Underwriters to purchase the Publicly Offered Certificates shall be terminable by the Underwriters if at any time on or prior to the Time of Delivery: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or the Trust Fund which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Publicly Offered Certificates; (ii) any downgrading in the rating of any of the Publicly Offered Certificates by any “nationally recognized statistical rating organization” (as defined under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Publicly Offered Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Publicly Offered Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any over-the-counter market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any Publicly Offered Certificates on any relevant exchange or in the over-the-counter market; (v) any general moratorium on commercial banking activities declared by any Federal or New York State authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of any payment for the Publicly Offered Certificates.

(c)        If any Underwriter terminates its obligations under this Agreement in accordance with Section 12(a), the Company shall reimburse such Underwriter for all reasonable out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such Underwriter in connection with the proposed purchase and sale of the Certificates.

13.        All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Company, addressed to Citigroup Commercial Mortgage Securities Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, to the attention of Paul Vanderslice, fax number (212) 723-8599, and 388 Greenwich Street, 19th Floor, New York, New York 10013, to the attention of Richard Simpson, fax number (646) 328-2943, and 388 Greenwich Street, 17th Floor, New York, New York 10013, to the attention of Ryan M. O’Connor, fax number (646) 862-8988, and with an electronic copy emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com, (ii) to Goldman, addressed to Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Leah Nivison, fax number: (212) 428-1439, email: leah.nivison@gs.com, with a copy to: Gary Silber, Esq., fax number: (212) 493-9003, (iii) to Citigroup, addressed to Citigroup Global Markets Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Paul Vanderslice, fax number: (212) 723-8599, and Citigroup Global Markets Inc., 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Richard Simpson, fax number: (646) 328-2943, with an electronic copy emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com, (iv) in the case of Natixis, addressed to Natixis Securities Americas LLC, 9 West 57th Street, New York, New York 10019, Attention: Khaled Mohiuddin, fax number: 212-891-5777, e-mail:  Khaled.Mohiuddin@us.natixis.com, with a copy to the Office of Chief Operating Officer at 9 West 57th Street, New York, New York 10019, fax number: 212-891-6288 and a copy to the Office of the General Counsel, Natixis North America LLC at 1251 Avenue of the Americas, 3rd Floor, New York, New York 10020 (and for all legal notices, also by email to legal.notices@us.natixis.com), (v) in the case of RBS Securities Inc., addressed to RBS Securities Inc., c/o The Royal Bank of Scotland plc, 600 Washington Boulevard, Stamford, Connecticut 06901, Attention: Jim Barnard, fax number: (203) 873-4310, email: jim.barnard@rbs.com, with copies to Tejal Wadhwani, fax number: (203) 873-4670, email: tejal.wadhwani@rbs.com, and (v) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

14.        This Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 6 and Section 8 hereof, the respective affiliates, officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Publicly Offered Certificates from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

15.        Time shall be of the essence for purposes of this Agreement.

16.         THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT

REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

17.         THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.        This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

19.        The Company and each Underwriter are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitations of any kind.

20.        This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

21.         EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned two counterparts hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each of the Underwriters.

Very truly yours,

CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

By:
Name:
Title:

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.,
as Underwriter

(Goldman, Sachs & Co.)

CITIGROUP GLOBAL MARKETS INC.,
as Underwriter

By:
Name:
Title:

NATIXIS SECURITIES AMERICAS LLC,
as Underwriter

By:
Name:
Title:

By:
Name:
Title:

Citigroup Commercial Mortgage Trust 2012-GC8 – Underwriting Agreement

RBS SECURITIES INC.,
as Underwriter

By:
Name:
Title:

Citigroup Commercial Mortgage Trust 2012-GC8 – Underwriting Agreement

SCHEDULE I

Class of Certificates	Approximate Initial Certificate Principal Amount (or Notional Amount)	Approximate Initial Pass-Through Rate
Class A-1	$58,955,000	0.685%
Class A-2	$181,568,000	1.813%
Class A-3	$27,725,000	2.631%
Class A-4	$379,626,000	3.024%
Class A-AB	$80,273,000	2.608%

Sch. I-1

SCHEDULE II

Purchase Price

		Principal or Notional Amount of Class Purchased
Class of Certificates	Price1	Citigroup	Goldman
Class A-1	99.99934%	$35,405,506	$23,549,494
Class A-2	102.49796%	$109,040,912	$72,527,088
Class A-3	102.49462%	$16,650,287	$11,074,713
Class A-4	102.49492%	$227,984,917	$151,641,083
Class A-AB	102.49472%	$48,208,061	$32,064,939

Class of Certificates	Price	Natixis	RBS
Class A-1	99.99934%	$0	$0
Class A-2	102.49796%	$0	$0
Class A-3	102.49462%	$0	$0
Class A-4	102.49492%	$0	$0
Class A-AB	102.49472%	$0	$0

1 The purchase price for each class of the Publicly Offered Certificates shown is net of accrued interest. The purchase price to be paid will include accrued interest at the initial Pass-Through Rate therefor on the aggregate principal amount thereof to be purchased from September 1, 2012 to but excluding the Closing Date.

Sch. II-1

ANNEX A

Annex A-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

The information in this free writing prospectus is preliminary and may be supplemented or changed.  These securities may not be sold nor may offers to buy be accepted prior to the time a final prospectus is delivered.  This  free writing prospectus and the accompanying prospectus are not an offering to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THIS FREE WRITING PROSPECTUS, DATED SEPTEMBER 4, 2012
MAY BE AMENDED OR SUPPLEMENTED PRIOR TO TIME OF SALE

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Free Writing Prospectus supplementing the Prospectus dated September 4, 2012

$728,147,000 (Approximate)

Citigroup Commercial Mortgage Trust 2012-GC8
as Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
as Depositor

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Natixis Real Estate Capital LLC
as Sponsors

Commercial Mortgage Pass-Through Certificates, Series 2012-GC8

The Commercial Mortgage Pass-Through Certificates, Series 2012-GC8 will consist of 16 classes of certificates, 5 of which Citigroup Commercial Mortgage Securities Inc. is offering pursuant to this free writing prospectus.  The Series 2012-GC8 certificates will represent the beneficial ownership interests in the issuing entity, which will be Citigroup Commercial Mortgage Trust 2012-GC8.  The issuing entity’s main assets will be a pool of 57 fixed rate mortgage loans secured by first liens on various types of commercial, multifamily and manufactured housing community properties.

Classes of Offered Certificates	Initial Certificate Principal Amount or Notional Amount(1)	Initial Pass-Through Rate(2)	Pass-Through Rate Description	Expected Ratings (Moody’s/Fitch/KBRA)(3)	Rated Final Distribution Date(4)
Class A-1	$58,955,000	[ ]%	(5)	Aaa(sf) / AAA(sf) / AAA(sf)	September 2045
Class A-2	$181,568,000	[ ]%	(5)	Aaa(sf) / AAA(sf) / AAA(sf)	September 2045
Class A-3	$27,725,000	[ ]%	(5)	Aaa(sf) / AAA(sf) / AAA(sf)	September 2045
Class A-4	$379,626,000	[ ]%	(5)	Aaa(sf) / AAA(sf) / AAA(sf)	September 2045
Class A-AB	$80,273,000	[ ]%	(5)	Aaa(sf) / AAA(sf) / AAA(sf)	September 2045

(Footnotes to table begin on page 12)

         You should carefully consider the risk factors beginning on page 47 of this free writing prospectus and page 19 of the prospectus.

          Neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality or any other person or entity.

          The Series 2012-GC8 certificates will represent interests in and obligations of the issuing entity and will not represent the obligations of the depositor, the sponsors or any of their affiliates.

          THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE NOT APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED IF THIS FREE WRITING PROSPECTUS OR THE ACCOMPANYING PROSPECTUS ARE TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THE DEPOSITOR WILL NOT LIST THE OFFERED CERTIFICATES ON ANY SECURITIES EXCHANGE OR ANY AUTOMATED QUOTATION SYSTEM OF ANY NATIONAL SECURITIES ASSOCIATION.

          Distributions to holders of the certificates of amounts to which they are entitled will be made monthly, commencing in October 2012.  Credit enhancement will be provided by certain classes of subordinate certificates that will be subordinate to certain classes of senior certificates as described under “Description of the Offered Certificates—Subordination” in this free writing prospectus.

The offered certificates will be offered by Citigroup Global Markets Inc., Goldman, Sachs & Co., Natixis Securities Americas LLC and RBS Securities Inc. when, as and if issued by the issuing entity, delivered to and accepted by the underwriters and subject to each underwriter’s right to reject orders in whole or in part.  The underwriters will offer the offered certificates to prospective investors from time to time in negotiated transactions or otherwise at varying prices determined at the time of sale, plus, in certain cases, accrued interest, determined at the time of sale.  The underwriters expect to deliver the offered certificates to purchasers in book-entry form only through the facilities of The Depository Trust Company in the United States and Clearstream Banking, société anonyme and Euroclear Bank SA/NV, as operator of the Euroclear System in Europe against payment in New York, New York on or about September 27, 2012.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners
Natixis	RBS
Co-Managers

September    , 2012

ANNEX B

Annex B-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

August 23, 2012

Free Writing Prospectus

Citigroup Commercial Mortgage Trust 2012-GC8

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Free Writing Prospectus are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons, among others, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities.

This Free Writing Prospectus is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Free Writing Prospectus may not pertain to any securities that will actually be sold.  The information contained in this Free Writing Prospectus may be based on assumptions regarding market conditions and other matters as reflected in this Free Writing Prospectus.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this Free Writing Prospectus should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Free Writing Prospectus may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Free Writing Prospectus or derivatives thereof (including options).  Information contained in this Free Writing Prospectus is current as of the date appearing on this Term Sheet only.  Information in this Free Writing Prospectus regarding the securities and the mortgage loans backing any securities discussed in this Free Writing Prospectus supersedes all prior information regarding such securities and mortgage loans. Neither Citigroup Global Markets Inc. nor Goldman, Sachs & Co. provides accounting, tax or legal advice.

Citigroup	Goldman, Sachs & Co.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Control	Loan /		Mortgage								General	Detailed
Number	Property Flag	Footnotes	Loan Seller	Property Name	Related Group	Crossed Group	Address	City	State	Zip Code	Property Type	Property Type	Year Built
1	Loan		CGMRC	Miami Center	NAP	NAP	201 South Biscayne Boulevard	Miami	Florida	33131	Office	CBD	1983
2	Loan		GSMC	222 Broadway	NAP	NAP	222 Broadway	New York	New York	10038	Office	CBD	1961
3	Loan		Natixis RE	17 Battery Place South	NAP	NAP	17 Battery Place South	New York	New York	10004	Office	CBD	1903
4	Loan		CGMRC	Pinnacle at Westchase	NAP	NAP	3010 Briarpark Drive	Houston	Texas	77042	Office	CBD	1998
5	Loan		CGMRC	Gansevoort Park Avenue	NAP	NAP	420 Park Avenue South	New York	New York	10016	Hospitality	Full Service	2010
6	Loan		GSMC	25 East Oak Street	Group 1	NAP	25 East Oak Street	Chicago	Illinois	60611	Retail	Unanchored	1989
7	Loan		GSMC	Sonora Village	NAP	NAP	15448-15704 North Pima Road	Scottsdale	Arizona	85260	Retail	Power Center / Big Box	1996, 1997, 2002
8	Loan		GSMC	Cole Family Dollar Portfolio	NAP	NAP
8.01	Property			Family Dollar - Plant City			3509 West Baker Street	Plant City	Florida	33563	Retail	Single Tenant Retail	2005
8.02	Property			Family Dollar - Tampa			1501 East Martin Luther King Boulevard	Tampa	Florida	33610	Retail	Single Tenant Retail	2011
8.03	Property			Family Dollar - Hernandez			19408 US Highway 84/285	Hernandez	New Mexico	87537	Retail	Single Tenant Retail	2008
8.04	Property			Family Dollar - Pembroke Park			4100 Hallandale Beach Boulevard	Pembroke Park	Florida	33023	Retail	Single Tenant Retail	2005
8.05	Property			Family Dollar - Deland			3101 North Woodland Boulevard	Deland	Florida	32720	Retail	Single Tenant Retail	2011
8.06	Property			Family Dollar - Port Arthur			2601 Memorial Boulevard	Port Arthur	Texas	77640	Retail	Single Tenant Retail	2003
8.07	Property			Family Dollar - Phoenix			1831 East McDowell Road	Phoenix	Arizona	85006	Retail	Single Tenant Retail	2003
8.08	Property			Family Dollar - Jacksonville I			9114 Lem Turner Road	Jacksonville	Florida	32208	Retail	Single Tenant Retail	2008
8.09	Property			Family Dollar - Kansas City I			3129 State Avenue	Kansas City	Kansas	66102	Retail	Single Tenant Retail	2002
8.10	Property			Family Dollar - Avondale			725 North Dysart Road	Avondale	Arizona	85323	Retail	Single Tenant Retail	2002
8.11	Property			Family Dollar - Fort Myers			3477 Martin Luther King Boulevard	Fort Myers	Florida	33916	Retail	Single Tenant Retail	2002
8.12	Property			Family Dollar - Ocala			3660 Southeast Maricamp Road	Ocala	Florida	34480	Retail	Single Tenant Retail	2011
8.13	Property			Family Dollar - Fort Lupton			130 South Denver Avenue	Fort Lupton	Colorado	80621	Retail	Single Tenant Retail	1961
8.14	Property			Family Dollar - Houston			10425 Veterans Memorial Drive	Houston	Texas	77038	Retail	Single Tenant Retail	2003
8.15	Property			Family Dollar - Burton			1181 East Bristol Road	Burton	Michigan	48529	Retail	Single Tenant Retail	2003
8.16	Property			Family Dollar - Hudson			525 South Meridian Road	Hudson	Michigan	49247	Retail	Single Tenant Retail	2005
8.17	Property			Family Dollar - Jacksonville II			5540 Moncrief Road	Jacksonville	Florida	32209	Retail	Single Tenant Retail	2011
8.18	Property			Family Dollar - Dacono			1020 8th Street	Dacono	Colorado	80514	Retail	Single Tenant Retail	2003
8.19	Property			Family Dollar - Kentwood			5840 Division Avenue South	Kentwood	Michigan	49548	Retail	Single Tenant Retail	2001
8.20	Property			Family Dollar - Lakeland			3903 New Tampa Highway	Lakeland	Florida	33815	Retail	Single Tenant Retail	2003
8.21	Property			Family Dollar - San Antonio I			8610 South Zarzamora Street	San Antonio	Texas	78224	Retail	Single Tenant Retail	2004
8.22	Property			Family Dollar - Newaygo			269 East 82nd Street	Newaygo	Michigan	49337	Retail	Single Tenant Retail	2002
8.23	Property			Family Dollar - Kansas City II			10445 Blue Ridge Boulevard	Kansas City	Missouri	64134	Retail	Single Tenant Retail	2003
8.24	Property			Family Dollar - Beaumont			6010 Highway 105	Beaumont	Texas	77708	Retail	Single Tenant Retail	2003
8.25	Property			Family Dollar - Milton			6380 Highway 87 North	Milton	Florida	32570	Retail	Single Tenant Retail	2010
8.26	Property			Family Dollar - Memphis			3685 Lamar Avenue	Memphis	Tennessee	38118	Retail	Single Tenant Retail	2003
8.27	Property			Family Dollar - Noonday			17700 Highway 155 South	Noonday	Texas	75762	Retail	Single Tenant Retail	2004
8.28	Property			Family Dollar - Coolidge			555 North Arizona Boulevard	Coolidge	Arizona	85128	Retail	Single Tenant Retail	2000
8.29	Property			Family Dollar - Leander			600 Crystal Falls Parkway	Leander	Texas	78641	Retail	Single Tenant Retail	2004
8.30	Property			Family Dollar - San Antonio II			5120 North Foster Road	San Antonio	Texas	78244	Retail	Single Tenant Retail	2004
8.31	Property			Family Dollar - Little Rock			8510 Asher Avenue	Little Rock	Arkansas	72204	Retail	Single Tenant Retail	2002
8.32	Property			Family Dollar - Canton			1617 East Tuscarawas Street	Canton	Ohio	44707	Retail	Single Tenant Retail	2004
8.33	Property			Family Dollar - Converse			10570 Toepperwein Road	Converse	Texas	78109	Retail	Single Tenant Retail	2003
8.34	Property			Family Dollar - St. Peter			220 Grace Street	St. Peter	Minnesota	56082	Retail	Single Tenant Retail	1960
8.35	Property			Family Dollar - Fort Dodge			21 South 15th Street	Fort Dodge	Iowa	50501	Retail	Single Tenant Retail	2002
9	Loan		GSMC	Hyatt Regency - Buffalo	NAP	NAP	2 Fountain Plaza	Buffalo	New York	14202	Hospitality	Full Service	1910, 1984, 1985
10	Loan		GSMC	Plains Capital Towers	NAP	NAP	6000 and 6100 Western Place	Fort Worth	Texas	76107	Office	General Suburban	1977, 1980
11	Loan		GSMC	West Valley Shopping Center	NAP	NAP	5205 Prospect Road	San Jose	California	95129	Retail	Anchored	1960, 2002
12	Loan		CGMRC	Wilcox Office Building	NAP	NAP	6900-7000 Calmont Avenue	Fort Worth	Texas	76116	Office	General Suburban	2009
13	Loan		CGMRC	Waukegan Multifamily Portfolio	Group 2	NAP
13.01	Property			Briarwood Apartments			3060 Kathe Lane	Waukegan	Illinois	60085	Multifamily	Garden	1965
13.02	Property			Heritage Green Apartments			336 North Green Bay Road	Waukegan	Illinois	60085	Multifamily	Garden	1971
14	Loan		Natixis RE	Sutton Place Apartments	NAP	NAP	23275 Riverside Drive	Southfield	Michigan	48033	Multifamily	Garden	1967-1974
15	Loan		CGMRC	290 Madison	NAP	NAP	290 Madison Avenue	New York	New York	10017	Mixed Use	Office / Retail	1951
16	Loan		GSMC	SpringHill Suites - Frazer Mills	Group 3	NAP	3015 Pittsburgh Mills Boulevard	Tarentum	Pennsylvania	15084	Hospitality	Limited Service	2007
17	Loan		GSMC	SpringHill Suites - Southside Works	Group 3	NAP	2950 South Water Street	Pittsburgh	Pennsylvania	15203	Hospitality	Limited Service	2010
18	Loan		CGMRC	College Point Self Storage	NAP	NAP	20-29 129th Street	College Point	New York	11356	Self Storage	Self Storage	1944
19	Loan		CGMRC	Sheraton Augusta	NAP	NAP	1069 Stevens Creek Road	Augusta	Georgia	30907	Hospitality	Full Service	2009
20	Loan		GSMC	University Manors	NAP	NAP	Various	Columbus	Ohio	43201	Multifamily	Student Housing	1923, 1930, 1960-1972
21	Loan		GSMC	ARCT III Portfolio	NAP	NAP
21.01	Property			Advance Auto - Auburn, IN			1001 West 7th Street	Auburn	Indiana	46706	Retail	Single Tenant Retail	2007
21.02	Property			Tire Kingdom - Dublin, OH			5360 Tuttle Crossing Boulevard	Dublin	Ohio	43016	Retail	Single Tenant Retail	2003
21.03	Property			Dollar General - Sikeston, MO			1355 East Malone Avenue	Sikeston	Missouri	63801	Retail	Single Tenant Retail	2011
21.04	Property			Family Dollar - Tulsa, OK			6701 South Peoria Avenue	Tulsa	Oklahoma	74136	Retail	Single Tenant Retail	2012
21.05	Property			Dollar General - Altamont, IL			913 South Main Street	Altamont	Illinois	62411	Retail	Single Tenant Retail	2012
21.06	Property			Dollar General - Ozark, MO			1501 State Route 14	Ozark	Missouri	65721	Retail	Single Tenant Retail	2012
21.07	Property			Family Dollar - Hawthorne, NV			1081 Highway 95	Hawthorne	Nevada	89415	Retail	Single Tenant Retail	2012
21.08	Property			Dollar General - Cadillac, MI			800 South Mitchell Street	Cadillac	Michigan	49601	Retail	Single Tenant Retail	2011
21.09	Property			Family Dollar - Lovelock, NV			235 Main Street	Lovelock	Nevada	89419	Retail	Single Tenant Retail	2011
21.10	Property			Dollar General - Gardner, LA			500 Saint Claire Road	Gardner	Louisiana	71409	Retail	Single Tenant Retail	2012
21.11	Property			Dollar General - Durand, MI			8880 East Monroe	Durand	Michigan	48429	Retail	Single Tenant Retail	2011
21.12	Property			Dollar General - Carleton, MI			12705 Grafton Road	Carleton	Michigan	48117	Retail	Single Tenant Retail	2011
21.13	Property			Family Dollar - Biloxi, MS			1761 Popps Ferry Road	Biloxi	Mississippi	39532	Retail	Single Tenant Retail	2012
21.14	Property			Dollar General - Oran, MO			204 State Highway West	Oran	Missouri	63771	Retail	Single Tenant Retail	2012
21.15	Property			Dollar General - Flint, MI			2015 West Coldwater Road	Flint	Michigan	48505	Retail	Single Tenant Retail	2011
21.16	Property			Family Dollar - Wells, NV			640 Humboldt Avenue	Wells	Nevada	89835	Retail	Single Tenant Retail	2011
21.17	Property			Advance Auto - Greenwood, SC			1301 Main Street South	Greenwood	South Carolina	29646	Retail	Single Tenant Retail	1995
21.18	Property			Family Dollar - Gulfport, MS			501 Lynn Avenue	Gulfport	Mississippi	39503	Retail	Single Tenant Retail	2012
21.19	Property			Advance Auto - Warren, OH			3741 Elm Road Northeast	Warren	Ohio	44483	Retail	Single Tenant Retail	2003
21.20	Property			Family Dollar - Carriere, MS			7352 Highway 11	Carriere	Mississippi	39426	Retail	Single Tenant Retail	2012
21.21	Property			Dollar General - Vienna, MO			204 US Highway 63 South	Vienna	Missouri	65582	Retail	Single Tenant Retail	2011
21.22	Property			Dollar General - Como, TX			2010 East Main Street	Como	Texas	75431	Retail	Single Tenant Retail	2012
21.23	Property			Dollar General - Soso, MS			6 Highway 533	Soso	Mississippi	39480	Retail	Single Tenant Retail	2011
21.24	Property			Dollar General - Gordonville, TX			31340 U.S. Highway 377	Gordonville	Texas	76245	Retail	Single Tenant Retail	2012
21.25	Property			Family Dollar - Kerens, TX			702 NW 2nd Street	Kerens	Texas	75144	Retail	Single Tenant Retail	2012
21.26	Property			Dollar General - Moorhead, MS			822 Highway 3	Moorhead	Mississippi	38761	Retail	Single Tenant Retail	2011
21.27	Property			Family Dollar - Rangely, CO			600 East Main Street	Rangely	Colorado	81648	Retail	Single Tenant Retail	2010
22	Loan		GSMC	Legacy Tower	NAP	NAP	411 West Chapel Hill Street	Durham	North Carolina	27701	Office	CBD	1965
23	Loan		CGMRC	Walgreens and Sports Authority Portfolio	NAP	NAP
23.01	Property			Walgreens and Sports Authority Portfolio (Palm Gardens)			3350 Northlake Boulevard	Palm Beach Gardens	Florida	33403	Retail	Single Tenant Retail	1997
23.02	Property			Walgreens and Sports Authority Portfolio (Marshall)			309 North East End Boulevard	Marshall	Texas	75670	Retail	Single Tenant Retail	2001
23.03	Property			Walgreens and Sports Authority Portfolio (Little Rock)			3710 S. University Avenue	Little Rock	Arkansas	72204	Retail	Single Tenant Retail	2001
23.04	Property			Walgreens and Sports Authority Portfolio (Pasadena)			2130 Richey Street	Pasadena	Texas	77502	Retail	Single Tenant Retail	2000
24	Loan		CGMRC	555 East Main Street	NAP	NAP	555 East Main Street	Norfolk	Virginia	23510	Office	CBD	1974
25	Loan		CGMRC	Amber Ridge and Oakbrook Apartments	NAP	NAP
25.01	Property			Oakbrook Apartments			4140 Fairlake Lane	Glen Allen	Virginia	23060	Multifamily	Garden	1988
25.02	Property			Amber Ridge Apartments			5601 Goldthread Lane	Richmond	Virginia	23228	Multifamily	Garden	1985
26	Loan		GSMC	TownePlace Suites - Fayetteville	NAP	NAP	1464 Skibo Road	Fayetteville	North Carolina	28303	Hospitality	Extended Stay	2009
27	Loan		CGMRC	1026-1044 Market Street	Group 1	NAP	1026-1044 Market Street	Philadelphia	Pennsylvania	19107	Mixed Use	Retail / Office	1960
28	Loan		CGMRC	Crescendo Self-Storage Portfolio	NAP	NAP
28.01	Property			Green Bay Avenue Self Storage			4565 North Green Bay Avenue	Milwaukee	Wisconsin	53209	Self Storage	Self Storage	1963, 2005
28.02	Property			Jordan Landing Self Storage			7062 South Airport Road	West Jordan	Utah	84084	Self Storage	Self Storage	2007
28.03	Property			Storage Kings of South Congress			4515 South Congress Avenue	Austin	Texas	78745	Self Storage	Self Storage	1977, 1984
29	Loan		CGMRC	Storage Pro Portfolio	NAP	NAP
29.01	Property			Storage Pro - Kalamazoo			1515 South 11th Street	Kalamazoo	Michigan	49009	Self Storage	Self Storage	1983
29.02	Property			Storage Pro - East Lansing			7551 Coleman Road	East Lansing	Michigan	48823	Self Storage	Self Storage	1987
29.03	Property			Storage Pro - Wyoming			4309 Roger B Chaffee Southeast	Wyoming	Michigan	49548	Self Storage	Self Storage	1976
29.04	Property			Storage Pro - Comstock Park			3718 Alpine Avenue Northwest	Comstock Park	Michigan	49321	Self Storage	Self Storage	1983
30	Loan		CGMRC	Memphis Self Storage Portfolio	NAP	NAP
30.01	Property			Bartlett Self Storage			8036 US Highway 70	Bartlett	Tennessee	38133	Self Storage	Self Storage	1985
30.02	Property			Hacks Cross Self Storage			7911 Hacks Cross Road	Olive Branch	Mississippi	38654	Self Storage	Self Storage	1995
30.03	Property			Commerce Self Storage			7097 Commerce Drive	Olive Branch	Mississippi	38654	Self Storage	Self Storage	2003
30.04	Property			Nesbit Self Storage			2274 Highway 51	Nesbit	Mississippi	38651	Self Storage	Self Storage	2000
30.05	Property			Winchester Self Storage			4175 Winchester Road	Memphis	Tennessee	38118	Self Storage	Self Storage	1984
31	Loan		CGMRC	Mountain Marketplace	NAP	NAP	350 Mountain Road	Pasadena	Maryland	21122	Retail	Anchored	2001
32	Loan		CGMRC	Countryside Plaza	NAP	NAP	100 Countryside Plaza	Mt. Pleasant	Pennsylvania	15666	Retail	Anchored	1983
33	Loan		Natixis RE	Hilton Garden Inn Odessa	NAP	NAP	5221 JBS Parkway	Odessa	Texas	79762	Hospitality	Limited Service	2010
34	Loan		CGMRC	Dallas & OKC MHC Portfolio (Stonetown Acquisitions)	NAP	NAP
34.01	Property			Redbird MHC			5230 West Ledbetter Drive	Dallas	Texas	75236	Manufactured Housing	Manufactured Housing	1975
34.02	Property			Lakeview Terrace Estates MHC			1200 North Lakeview Drive	Oklahoma City	Oklahoma	73127	Manufactured Housing	Manufactured Housing	1972
34.03	Property			Arrowwood MHC			5800 South Foster Road	Oklahoma City	Oklahoma	73129	Manufactured Housing	Manufactured Housing	1975
34.04	Property			El Reno MHC			1501 South Rock Island Avenue	El Reno	Oklahoma	73036	Manufactured Housing	Manufactured Housing	1980
34.05	Property			Skyview Estates MHC			1644 East US 66	El Reno	Oklahoma	73036	Manufactured Housing	Manufactured Housing	1980
34.06	Property			Bill’s MHC			2145 Southeast 59th Street	Oklahoma City	Oklahoma	73129	Manufactured Housing	Manufactured Housing	1969
34.07	Property			Sunnylane Estates MHC			17200 South Sunnylane Road	Norman	Oklahoma	73071	Manufactured Housing	Manufactured Housing	1980
35	Loan		CGMRC	Food Lion Mount Airy	NAP	NAP	1312 South Main Street	Mount Airy	Maryland	21771	Retail	Anchored	1962-1997
36	Loan		Natixis RE	Holiday Inn Express Fayetteville	NAP	NAP	1944 Cedar Creek Road	Fayetteville	North Carolina	28312	Hospitality	Full Service	1983
37	Loan		CGMRC	1263 West Pratt Boulevard	Group 2	NAP	1263 West Pratt Boulevard	Chicago	Illinois	60626	Multifamily	High Rise	1920
38	Loan		CGMRC	Verizon Wireless & Mattress Firm	Group 5	Group A	3770 East Colonial Drive	Orlando	Florida	32803	Retail	Unanchored	2008
39	Loan		CGMRC	Pensacola Marketplace	Group 5	Group A	4480 Mobile Highway	Pensacola	Florida	32506	Retail	Anchored	2008
40	Loan		CGMRC	807 Church Street	Group 2	NAP	807 Church Street	Evanston	Illinois	60201	Retail	Unanchored	1929
41	Loan		CGMRC	Residence Inn Southern Pines	NAP	NAP	105 Brucewood Road	Southern Pines	North Carolina	28387	Hospitality	Limited Service	1996
42	Loan		CGMRC	Chicago Multifamily Portfolio	Group 2	NAP
42.01	Property			6301 North Hermitage			6301 North Hermitage Avenue	Chicago	Illinois	60660	Multifamily	Mid Rise	1926
42.02	Property			4650 North Beacon Street			4650 North Beacon Street	Chicago	Illinois	60640	Multifamily	Mid Rise	1916
42.03	Property			3657 North Racine			3657 North Racine Avenue	Chicago	Illinois	60613	Multifamily	Mid Rise	1921
43	Loan		CGMRC	Park City MHC	Group 4	NAP	3200 North Delta Avenue	Decatur	Illinois	62526	Manufactured Housing	Manufactured Housing	1970
44	Loan		CGMRC	Holiday Inn Express - Long Island East End	NAP	NAP	1707 Old Country Road	Riverhead	New York	11901	Hospitality	Limited Service	2005
45	Loan		GSMC	Merrimack Village Center	NAP	NAP	7 Continental Boulevard	Merrimack	New Hampshire	03054	Retail	Anchored	2005-2007
46	Loan		CGMRC	Shel Mar Estates MHP	NAP	NAP	407 Wind Chase Lane	New Philadelphia	Ohio	44663	Manufactured Housing	Manufactured Housing	1970-1979
47	Loan		CGMRC	La Vita on Lovers Lane	NAP	NAP	6603 East Lovers Lane	Dallas	Texas	75214	Multifamily	Garden	1973
48	Loan		CGMRC	University of Phoenix	NAP	NAP	7200 North Lake Drive	Columbus	Georgia	31909	Office	General Suburban	2012
49	Loan		CGMRC	Briarlane Apartments	NAP	NAP	450 Briar Lane Northeast	Grand Rapids	Michigan	49503	Multifamily	Garden	1970
50	Loan		CGMRC	Walled Lake Mini Storage	NAP	NAP	46550 Pontiac Trail	Walled Lake	Michigan	48390	Self Storage	Self Storage	2004
51	Loan		CGMRC	Woodcreek MHC	NAP	NAP	501 Woodcreek Boulevard	Traverse City	Michigan	49686	Manufactured Housing	Manufactured Housing	1998
52	Loan		CGMRC	Lakes of the Hills Apartments	Group 4	NAP	2101 Lac Du Mont	Haslett	Michigan	48840	Multifamily	Garden	1973
53	Loan		CGMRC	Americana Self Storage (SST)	NAP	NAP	14518 Lee Road	Chantilly	Virginia	20151	Self Storage	Self Storage	1985
54	Loan		CGMRC	Got Storage	NAP	NAP	153 East 2000 North	Layton	Utah	84041	Self Storage	Self Storage	2008
55	Loan		CGMRC	Exchange Garage	NAP	NAP	201 South Monroe Street	Tallahassee	Florida	32301	Parking	Parking	1957
56	Loan		CGMRC	Jeffrey Manor Shopping Center	NAP	NAP	1908-2028 East 95th Street	Chicago	Illinois	60617	Retail	Unanchored	1987
57	Loan		CGMRC	Gas Lite Manor	NAP	NAP	500 North La Mesa Drive	Sioux Falls	South Dakota	57107	Manufactured Housing	Manufactured Housing	1985

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

August 28, 2012

Free Writing Prospectus

Citigroup Commercial Mortgage Trust 2012-GC8

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Free Writing Prospectus are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons, among others, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities.

This Free Writing Prospectus is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Free Writing Prospectus may not pertain to any securities that will actually be sold.  The information contained in this Free Writing Prospectus may be based on assumptions regarding market conditions and other matters as reflected in this Free Writing Prospectus.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this Free Writing Prospectus should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Free Writing Prospectus may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Free Writing Prospectus or derivatives thereof (including options).  Information contained in this Free Writing Prospectus is current as of the date appearing on this Term Sheet only.  Information in this Free Writing Prospectus regarding the securities and the mortgage loans backing any securities discussed in this Free Writing Prospectus supersedes all prior information regarding such securities and mortgage loans. Neither Citigroup Global Markets Inc. nor Goldman, Sachs & Co. provides accounting, tax or legal advice.

Citigroup	Goldman, Sachs & Co.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES
The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS
Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

CGCMT 2012-GC8 - Annex A

Control	Loan /		Mortgage								General
Number	Property Flag	Footnotes	Loan Seller	Property Name	Related Group	Crossed Group	Address	City	State	Zip Code	Property Type
1	Loan	8, 9	CGMRC	Miami Center	NAP	NAP	201 South Biscayne Boulevard	Miami	Florida	33131	Office
2	Loan	10, 11, 12, 13	GSMC	222 Broadway	NAP	NAP	222 Broadway	New York	New York	10038	Office
3	Loan	14, 15, 16, 17, 18, 19, 20, 21, 22	Natixis RE	17 Battery Place South	NAP	NAP	17 Battery Place South	New York	New York	10004	Office
4	Loan		CGMRC	Pinnacle at Westchase	NAP	NAP	3010 Briarpark Drive	Houston	Texas	77042	Office
5	Loan	10, 23	CGMRC	Gansevoort Park Avenue	NAP	NAP	420 Park Avenue South	New York	New York	10016	Hospitality
6	Loan	10, 24	GSMC	25 East Oak Street	Group 1	NAP	25 East Oak Street	Chicago	Illinois	60611	Retail
7	Loan	10, 25	GSMC	Sonora Village	NAP	NAP	15448-15704 North Pima Road	Scottsdale	Arizona	85260	Retail
8	Loan	26	GSMC	Cole Family Dollar Portfolio	NAP	NAP
8.01	Property			Family Dollar - Plant City			3509 West Baker Street	Plant City	Florida	33563	Retail
8.02	Property			Family Dollar - Tampa			1501 East Martin Luther King Boulevard	Tampa	Florida	33610	Retail
8.03	Property			Family Dollar - Hernandez			19408 US Highway 84/285	Hernandez	New Mexico	87537	Retail
8.04	Property			Family Dollar - Pembroke Park			4100 Hallandale Beach Boulevard	Pembroke Park	Florida	33023	Retail
8.05	Property			Family Dollar - Deland			3101 North Woodland Boulevard	Deland	Florida	32720	Retail
8.06	Property			Family Dollar - Port Arthur			2601 Memorial Boulevard	Port Arthur	Texas	77640	Retail
8.07	Property			Family Dollar - Phoenix			1831 East McDowell Road	Phoenix	Arizona	85006	Retail
8.08	Property			Family Dollar - Jacksonville I			9114 Lem Turner Road	Jacksonville	Florida	32208	Retail
8.09	Property			Family Dollar - Kansas City I			3129 State Avenue	Kansas City	Kansas	66102	Retail
8.10	Property			Family Dollar - Avondale			725 North Dysart Road	Avondale	Arizona	85323	Retail
8.11	Property			Family Dollar - Fort Myers			3477 Martin Luther King Boulevard	Fort Myers	Florida	33916	Retail
8.12	Property			Family Dollar - Ocala			3660 Southeast Maricamp Road	Ocala	Florida	34480	Retail
8.13	Property			Family Dollar - Fort Lupton			130 South Denver Avenue	Fort Lupton	Colorado	80621	Retail
8.14	Property			Family Dollar - Houston			10425 Veterans Memorial Drive	Houston	Texas	77038	Retail
8.15	Property			Family Dollar - Burton			1181 East Bristol Road	Burton	Michigan	48529	Retail
8.16	Property			Family Dollar - Hudson			525 South Meridian Road	Hudson	Michigan	49247	Retail
8.17	Property			Family Dollar - Jacksonville II			5540 Moncrief Road	Jacksonville	Florida	32209	Retail
8.18	Property			Family Dollar - Dacono			1020 8th Street	Dacono	Colorado	80514	Retail
8.19	Property			Family Dollar - Kentwood			5840 Division Avenue South	Kentwood	Michigan	49548	Retail
8.20	Property			Family Dollar - Lakeland			3903 New Tampa Highway	Lakeland	Florida	33815	Retail
8.21	Property			Family Dollar - San Antonio I			8610 South Zarzamora Street	San Antonio	Texas	78224	Retail
8.22	Property			Family Dollar - Newaygo			269 East 82nd Street	Newaygo	Michigan	49337	Retail
8.23	Property			Family Dollar - Kansas City II			10445 Blue Ridge Boulevard	Kansas City	Missouri	64134	Retail
8.24	Property			Family Dollar - Beaumont			6010 Highway 105	Beaumont	Texas	77708	Retail
8.25	Property			Family Dollar - Milton			6380 Highway 87 North	Milton	Florida	32570	Retail
8.26	Property			Family Dollar - Memphis			3685 Lamar Avenue	Memphis	Tennessee	38118	Retail
8.27	Property			Family Dollar - Noonday			17700 Highway 155 South	Noonday	Texas	75762	Retail
8.28	Property			Family Dollar - Coolidge			555 North Arizona Boulevard	Coolidge	Arizona	85128	Retail
8.29	Property			Family Dollar - Leander			600 Crystal Falls Parkway	Leander	Texas	78641	Retail
8.30	Property			Family Dollar - San Antonio II			5120 North Foster Road	San Antonio	Texas	78244	Retail
8.31	Property			Family Dollar - Little Rock			8510 Asher Avenue	Little Rock	Arkansas	72204	Retail
8.32	Property			Family Dollar - Canton			1617 East Tuscarawas Street	Canton	Ohio	44707	Retail
8.33	Property			Family Dollar - Converse			10570 Toepperwein Road	Converse	Texas	78109	Retail
8.34	Property			Family Dollar - St. Peter			220 Grace Street	St. Peter	Minnesota	56082	Retail
8.35	Property			Family Dollar - Fort Dodge			21 South 15th Street	Fort Dodge	Iowa	50501	Retail
9	Loan	10, 27, 28, 29	GSMC	Hyatt Regency - Buffalo	NAP	NAP	2 Fountain Plaza	Buffalo	New York	14202	Hospitality
10	Loan	30, 31	GSMC	Plains Capital Towers	NAP	NAP	6000 and 6100 Western Place	Fort Worth	Texas	76107	Office
11	Loan	10	GSMC	West Valley Shopping Center	NAP	NAP	5205 Prospect Road	San Jose	California	95129	Retail
12	Loan		CGMRC	Wilcox Office Building	NAP	NAP	6900-7000 Calmont Avenue	Fort Worth	Texas	76116	Office
13	Loan		CGMRC	Waukegan Multifamily Portfolio	Group 2	NAP
13.01	Property			Briarwood Apartments			3060 Kathe Lane	Waukegan	Illinois	60085	Multifamily
13.02	Property			Heritage Green Apartments			336 North Green Bay Road	Waukegan	Illinois	60085	Multifamily
14	Loan		Natixis RE	Sutton Place Apartments	NAP	NAP	23275 Riverside Drive	Southfield	Michigan	48033	Multifamily
15	Loan		CGMRC	290 Madison	NAP	NAP	290 Madison Avenue	New York	New York	10017	Mixed Use
16	Loan	10, 32	GSMC	SpringHill Suites - Frazer Mills	Group 3	NAP	3015 Pittsburgh Mills Boulevard	Tarentum	Pennsylvania	15084	Hospitality
17	Loan	10, 33	GSMC	SpringHill Suites - Southside Works	Group 3	NAP	2950 South Water Street	Pittsburgh	Pennsylvania	15203	Hospitality
18	Loan		CGMRC	College Point Self Storage	NAP	NAP	20-29 129th Street	College Point	New York	11356	Self Storage
19	Loan		CGMRC	Sheraton Augusta	NAP	NAP	1069 Stevens Creek Road	Augusta	Georgia	30907	Hospitality
20	Loan	34, 35	GSMC	University Manors	NAP	NAP	Various	Columbus	Ohio	43201	Multifamily

A-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

September 4, 2012

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,040,210,521
(Approximate Mortgage Pool Balance)

$728,147,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2012-GC8
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2012-GC8

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Natixis Real Estate Capital LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.

Co-Lead Managers and Joint Bookrunners

Natixis	RBS

Co-Managers

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

From: CITI CMBS SYNDICATE (CITIGROUP GLOBAL MAR)
At:  9/04 12:59:02

CGCMT 2012-GC8 - New Issue Announcement Public
$ 728.15mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners: Citigroup Global Markets Inc. and Goldman, Sachs & Co.

Co-Managers: Natixis Securities Americas LLC and RBS Securities Inc.

						U/W NOI
Class	Moody’s/Fitch/KBRA	Size ($ mm)	WAL (yr)	C.E%	Cum LTV	Debt Yield
A-1	Aaa(sf)/AAA(sf)/AAA(sf)	58.96	2.46	30.000%	44.2%	16.7%
A-2	Aaa(sf)/AAA(sf)/AAA(sf)	181.57	4.71	30.000%	44.2%	16.7%
A-3	Aaa(sf)/AAA(sf)/AAA(sf)	27.73	6.87	30.000%	44.2%	16.7%
A-4	Aaa(sf)/AAA(sf)/AAA(sf)	379.63	9.73	30.000%	44.2%	16.7%
A-AB	Aaa(sf)/AAA(sf)/AAA(sf)	80.27	7.38	30.000%	44.2%	16.7%

Collateral Summary

Pool Balance:   $1,040.21 mm
Number of Mortgage Loans:   57
Number of Mortgaged Properties:   139
Weighted Average Mortgage Loan Rate:   4.95%
Weighted Average Remaining Term to Maturity (months):   106
Weighted Average Remaining Amortization Term (months):   347
Weighted Average U/w DSCR:   1.73x
Weighted Average Debt Yield on Underwritten NOI:   11.7%
% of Mortgage Loans with Pari Passu Split Loan Structure:   27.9%
% of Mortgage Loans with Additional Debt:   16%

Property Type:  44.2% Office - 39.2% CBD Office, 5% General Suburban Office; 19.6% Retail - 5.9% Unanchored Retail, 5.5% Anchored Retail, 5% Single Tenant Retail,
3.2% Power Center/ Big Box; 17.4% Hospitality - 11.7% Full Service, 4.7% Limited Service, 1% Extended Stay; 8.5% Multifamily - 6.1% Garden; 1.2% Student Housing;
5.3% Self Storage

Top 5 States:   31.4% NY, 14.9% TX, 13.3% FL, 9.5% IL, 4.9% MI

Anticipated Timing:

Investor Call:   Wed, Sept 5th
Anticipated Pricing:   Week of Sept 10th
Anticipated Closing:   Thu, Sept 27th

Investor Call Details:

Date:   Wed, Sept 5th
Time:   11.00 AM EST
US Dial In:   719-457-6856
Passcode:   4251410

Free Writing Prospectus

Termsheet

Annex A

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.

Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

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For information purposes only. This is not a confirmation. Trade details are subject to terms and conditions contained in our official confirmation. We may make markets, buy/sell as principal or have a position in financial products herein. An employee may be a director of, and we may perform or solicit investment banking or other services from any company herein. We do not guarantee that this information is accurate, complete or that any returns indicated will be achieved. Price/availability is subject to change. This is not an offer to sell or a solicitation of any offer to buy any financial product. Changes to assumptions may have material impact on returns. For info, please contact your rep.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

Citigroup	Goldman, Sachs & Co.

THIS FREE WRITING PROSPECTUS, DATED SEPTEMBER 7, 2012
MAY BE AMENDED OR SUPPLEMENTED PRIOR TO TIME OF SALE

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Supplement to Free Writing Prospectus dated September 4, 2012

$728,147,000
(Offered Certificates)

Classes A-1, A-2, A-3, A-4 and A-AB

Citigroup Commercial Mortgage Trust 2012-GC8
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Natixis Real Estate Capital LLC
As Sponsors

Citigroup Global Markets Inc.
Goldman, Sachs & Co.
As Co-Lead Managers and Joint Bookrunners

Natixis Securities Americas LLC
RBS Securities Inc.
As Co-Managers

Commercial Mortgage Pass-Through Certificates, Series 2012-GC8

THE INFORMATION IN THIS SUPPLEMENT IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

THIS IS AN INTERIM DRAFT OF THE POOLING AND SERVICING AGREEMENT (THE “DRAFT POOLING AGREEMENT”) WITH RESPECT TO THE COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC8 (THE “CERTIFICATES”, AND THE TRANSACTIONS CONTEMPLATED BY THE DRAFT POOLING AND SERVICING AGREEMENT, COLLECTIVELY, THE “TRANSACTION”).  THIS DRAFT HAS NOT BEEN FINALIZED AND THE TERMS AND PROVISIONS SET FORTH HEREIN WILL CHANGE PRIOR TO THE TIME OF SALE.  THE DRAFT POOLING AGREEMENT IS NOT SUBJECT TO NEGOTIATION BY PROSPECTIVE INVESTORS AND DELIVERY OF THIS INTERIM DRAFT SHOULD NOT IMPLY A REQUEST FOR ANY COMMENTS ON THE PART OF ANY PROSPECTIVE INVESTORS.   THE DRAFT POOLING AGREEMENT SHOULD NOT BE READ ALONE, BUT SHOULD ONLY BE READ IN CONJUNCTION WITH THE FREE WRITING PROSPECTUS DATED SEPTEMBER 4, 2012 ISSUED IN CONNECTION WITH THE TRANSACTION (THE “FREE WRITING PROSPECTUS”).  THE FREE WRITING PROSPECTUS CONTAINS A DESCRIPTION OF THE TERMS OF THE POOLING AND SERVICING AGREEMENT.  AS THE PARTIES TO THE DRAFT POOLING AGREEMENT ARE CONTINUING TO NEGOTIATE THE ULTIMATE TERMS OF THE DOCUMENT, THE TERMS OF THE DRAFT POOLING AGREEMENT MAY CHANGE, AND MAY CHANGE MATERIALLY, PRIOR TO THE TIME OF SALE.  FOR DISCLOSURE REGARDING THE CHARACTERISTICS, RISKS AND OTHER INFORMATION REGARDING THE CERTIFICATES, THE MORTGAGE LOANS AND MORTGAGED PROPERTIES RELATING TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH ANY POTENTIAL INVESTMENT IN THE OFFERED CERTIFICATES (AS DEFINED IN THE FREE WRITING PROSPECTUS), YOU SHOULD READ AND RELY SOLELY ON THE INFORMATION DELIVERED PRIOR TO THE TIME OF SALE IN CONNECTION WITH THE TRANSACTION.

THE OFFERED CERTIFICATES REFERRED TO IN THESE MATERIALS ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY THAT ONE OR MORE CLASSES OF CERTIFICATES MAY BE SPLIT, COMBINED OR ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE OFFERED ON A “WHEN, AS AND IF ISSUED” BASIS. PROSPECTIVE INVESTORS SHOULD UNDERSTAND THAT, WHEN CONSIDERING THE PURCHASE OF THE OFFERED CERTIFICATES, A CONTRACT OF SALE WILL COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS OF OFFERED

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-02

From: CITI CMBS SYNDICATE (CITIGROUP GLOBAL MAR) [mailto:ccitigroup6@bloomberg.net]
Sent: Monday, September 10, 2012 4:24 PM
Subject: CGCMT 2012-GC8 - Final Pricing Details Public

CGCMT 2012-GC8 - Final Pricing Details Public

Co-Lead Managers and Joint Bookrunners: Citigroup Global Markets Inc. and Goldman, Sachs & Co.

Co-Managers: Natixis Securities Americas LLC and RBS Securities Inc.

Class	Moody’s/Fitch/KBRA	Size ($ mm)	WAL(yr)	Spread	Coupon	Yield	$px
A-1	Aaa(sf)/AAA(sf)/AAA(sf)	58.96	2.46	S+25	0.685	0.679	99.99934
A-2	Aaa(sf)/AAA(sf)/AAA(sf)	181.57	4.71	S+50	1.813	1.260	102.49796
A-3	Aaa(sf)/AAA(sf)/AAA(sf)	27.73	6.87	S+100	2.631	2.239	102.49462
A-4	Aaa(sf)/AAA(sf)/AAA(sf)	379.63	9.73	S+100	3.024	2.739	102.49492
A-AB	Aaa(sf)/AAA(sf)/AAA(sf)	80.27	7.38	S+90	2.608	2.241	102.49472

Settlement:    Thursday, September 27

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

This communication is issued by a member of the Sales and Trading Department of Citigroup Global Markets Inc. and intended for institutional investors only. For important disclosures and disclaimers please see https://icg.citi.com/icg/data/documents/ST_ExternalDiscl.pdf. This message is for the internal use of the intended recipients and may contain information proprietary to Citi which may not be reproduced, redistributed, or copied in whole or in part without Citi's prior consent.

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For information purposes only. This is not a confirmation. Trade details are subject to terms and conditions contained in our official confirmation. We may make markets, buy/sell as principal or have a position in financial products herein. An employee may be a director of, and we may perform or solicit investment banking or other services from any company herein. We do not guarantee that this information is accurate, complete or that any returns indicated will be achieved. Price/availability is subject to change. This is not an offer to sell or a solicitation of any offer to buy any financial product. Changes to assumptions may have material impact on returns. For info, please contact your rep.